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                                                                 Exhibit 10.6

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

              Void after 5:00 p.m. New York Time, on June 7, 2004.

                        WARRANT TO PURCHASE COMMON STOCK

                           SCREAMING MEDIA.NET, INC.

     This is to certify that, FOR VALUE RECEIVED, DEUTSCHE BANK SECURITIES, INC. or its registered assigns pursuant to Section 4 hereof (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SCREAMING MEDIA.NET, INC., a Delaware corporation (the "Company"), ONE HUNDRED TWENTY THOUSAND FIVE HUNDRED THIRTY-FIVE (120,535) fully paid, validly issued and non-assessable shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), at the exercise price of $11.20 per share until June 7, 2004. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     1. EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised as to a minimum of 1,000 Warrant Shares, at any time or from time to time, until 5:00 p.m. New York City time on June 7, 2004 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with the Holder receiving the difference between the aggregate Exercise Price and the aggregate sale price, in cash, and the Company receiving the aggregate Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant may be exchanged for Warrant Shares as described herein. As soon as practicable after each such exercise of this Warrant, but not later than seven business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee (except in the case of a cashless exercise). If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants that are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section 9 hereof.

          Notwithstanding anything herein to the contrary, the Company shall mail to the Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrant, no later than 60 days prior to the Expiration Date. To the extent the Company shall fail to send the required notice at the time and in the manner set forth in the preceding sentence, the Expiration Date of the Warrant shall be extended to a date 60 days following the date that a written notice of the Expiration Date of the Warrant from the Company is received by the Holder.


          2. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise hereof. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. If the Common Stock is or becomes listed on any national securities exchange or Nasdaq, the Company shall also cause such shares to be listed on such exchange subject to notice of issuance or maintain the listing of its Common Stock on Nasdaq, as the case may be.
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          3.    Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

          (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on Nasdaq, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

          4. Exchange, Transfer, Assignment or Loss of Warrant. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section 9 hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment, and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants that carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued, which notice shall be signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable by anyone.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. Adjustment of Exercise Price and/or Number of Warrant Shares. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise hereof shall be subject to adjustment from time to time upon the happening of certain events as set forth in this Section 6.

     (a) Upon the happening of any of (i) the issuance of additional shares of Common Stock as a dividend or other distribution with respect to outstanding shares of Common Stock, (ii) the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, in each case whether by reclassification of shares of Common Stock, recapitalization of the Company or otherwise (each an "Extraordinary Common Stock Event"), the Exercise Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then-applicable Exercise Price by a fraction, the numerator of which shall be the number of shares of the Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted as provided in this paragraph, the number of Warrant Shares purchasable upon exercise of the Warrant shall simultaneously be adjusted to the number obtained by multiplying the number of Warrant Shares issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted pursuant hereto.

     (b) In the event that the Exercise Price is increased above the Exercise Price in effect on the date hereof for any reason (other than as contemplated by paragraph (a) above), the number of Warrant Shares purchasable upon the exercise hereof shall be increased to a number such that (i) the product of (x) such number multiplied by (y) the difference between the fair market value of a share of Common Stock and the Exercise Price (as so adjusted) is equal to (ii) the product of (x) the number of Warrant Shares purchasable upon the exercise hereof (without giving effect to such increase) multiplied by (y) the difference between the fair market value of a share of Common Stock and the Exercise Price in effect immediately prior to such increase. Such adjustment of the number of Warrant Shares purchasable upon the exercise hereof shall be effective as of the date of such increase in the Exercise Price.

     (c) Whenever the number of shares of Common Stock with respect to which this Warrant is exercisable is adjusted as provided in this Section 6, the Corporation shall promptly mail to the Holder at its address, as the same shall appear on the books of the Company, a notice stating that the number of shares of Common Stock with respect to which this Warrant is exercisable has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) with respect to which this Warrant is exercisable as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     (d) All calculations under this Section 6 shall be made to the nearest cent or to the nearest Warrant Share, as the case may be.

     (e) In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

     (f) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, this Warrant and any Warrant thereafter issued may continue to express the same price and number and kind of shares as are initially stated herein upon its issuance.

     7. Notices to Warrant Holders. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or exchange of all or substantially all of the property and assets of the Company in one transaction or as a part of a series of related transactions, or voluntary or involuntary dissolution, liquidation or winding-up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 20 days prior to the date specified in clause (x) or clause (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding-up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding-up.

     8. Reclassification, Reorganization or Merger. (a) If the shares of Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes or series of capital stock of the Company, whether by recapitalization, reclassification or otherwise (other than pursuant to a merger, consolidation, share exchange, or sale, lease, exchange or transfer of property and assets described in paragraph

(b) below), then, and in each such event, the holder hereof shall have the right thereafter to exercise this Warrant with respect to the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of the Common Stock with respect to which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or other change. No adjustments or provision for adjustments shall be made with respect to the Exercise Price as a result of any of the events described in this paragraph (a). The provisions of this paragraph (a) shall apply similarly to any successive event of a type described in this paragraph.

          (b) If, at any time or from time to time, the Company shall be a party to a merger or consolidation of the Company with or into another person, then, as a condition to the consummation of such transaction, adequate provision shall be made so that the holder shall thereafter be entitled to purchase upon exercise of this Warrant (x) the number of shares of capital stock or other securities or property of the Company, or of the successor corporation, resulting from such merger or consolidation, that would have been received by such holder had this Warrant been exercised with respect to shares of Common Stock immediately prior to the consummation of such transaction multiplied by
(y) the number of shares of Common Stock with respect to which this Warrant could have been exercised immediately prior to the consummation of such transaction. Except as provided in Section 6, no adjustments or provision for adjustments shall be made with respect to the Exercise Price as a result of any of the events described in this paragraph (b). The provisions of this paragraph
(b) shall apply similarly to any successive event of a type described in this paragraph.

          9.   Securities Law Compliance.   (a) The Holder of this Warrant, by
acceptance hereof, acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (b) If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer as provided herein and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

          10. Registration Rights. (a) Commencing the date hereof, the Company shall advise the Holder of this Warrant and any Warrant Shares by written notice at least 21 days prior to the filing of any registration statement or post-effective amendment thereto ("Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), covering an underwritten public offering of equity securities of the Company and shall register in any such Registration Statement the number of Warrant Shares that the Holder shall notify the Company it desires to register and shall include in any such Registration Statement such information as may be required to permit a public offering of such Warrant Shares by the Company's underwriter(s). The Company shall supply prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares. The Company shall bear the entire cost and expense of a registration of securities initiated by it under this paragraph (a). The Holder shall, however, bear the fees of its own counsel and any transfer taxes and underwriting discounts or commissions applicable to the Warrant Shares sold by it. The Company may include other securities in any such registration statement. The Company shall do any and all other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in paragraph (b)(i) of this Section 10, but shall not be required to qualify as a foreign corporation to qualify the Warrant Shares for sale under the securities laws of any state. The Holder shall furnish information and indemnification as set forth in paragraph (b)(ii) of this Section 10. All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Company.

     Notwithstanding the foregoing paragraph, in the event that there is an underwritten offering of the Company's securities offered pursuant to said registration statement pursuant to the immediately preceding paragraph, the underwriter(s) shall have the right to refuse to permit any Warrant Shares, or to limit the amount of Warrant Shares, to be sold by the Holder to such underwriter(s) on the same basis as other holders of piggyback or other similar registration rights with respect to Common Stock, and the Holder shall refrain from selling such remainder of its Warrant Shares covered by such registration statement for the period of 90 days immediately following the effective date and shall also refrain at any time when notified by the Company that an amendment or supplement to the prospectus is required. The Company shall not be obligated to keep any Registration Statement effective for a total of more than 180 days.

     (b)(i) In the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless each Holder selling Warrant Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any document incident to registration or qualification of any Warrant Shares or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, specifically stating that it is for use in the preparation thereof and, provided further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Warrant Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities and/or the Common Stock to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

     (ii) The Company may require, as a condition to including any Warrant Shares in any Registration Statement, that the Company shall have received an undertaking satisfactory to it from the prospective sellers of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subparagraph (ii)) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such sellers specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided that the obligation to indemnify shall be several, and not joint and several, among such sellers of and the liability of each such seller shall be in proportion to and limited to the net amount received by such seller from the sale of Warrant Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.


     (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this paragraph (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this paragraph (b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and alter notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (iv) Indemnification similar to that specified in the preceding subdivisions of this paragraph (b) (with appropriate modifications) shall be given by the Company and each seller of Warrant Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (v) The indemnification required by this paragraph (b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (c) If the indemnification provided for herein shall for any reason be unavailable or insufficient to an indemnified party under paragraph (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect
(i) the relative benefits received by the Company, on the one hand, and the holders of the Warrant Shares included in the offering, on the other hand, from the offering of the Warrant Shares and (ii) the relative fault of the Company, on the one hand, and the holders of the Warrant Shares included in offering, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the holders of the Warrant Shares, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the sum of the total Exercise Price paid to the Company in respect of the Warrant Shares plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the holders of the Warrant Shares with respect to such offering exceeds the Subscription Price paid to the Company in respect of the Warrant Shares and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Warrant Shares, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Warrant Shares agree that it would not be just and equitable if contribution pursuant to this paragraph (c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this paragraph (c) shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (d) The Company shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Warrant Shares to include such Warrant Shares in any registration of its securities contemplated by this Section 10 or the marketability of such Warrant Shares under any such registration.

     (e) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange
Act (or, if the Company is not required to file such reports, shall, upon the request of any holder of Warrant Shares, make publicly available other information) and shall take such further action as any holder of Warrant Shares may reasonably request, all to the extent required from time to time to enable such holder to sell such holder's securities without registration under the Securities Act but within the limitations of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     11. Right to Convert Warrant into Common Stock. (a) The Holder shall have the right to require the Company to convert this Warrant provided in this
Section 11, into Common Stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (determined by multiplying
(A) the number of Warrant Shares issuable upon exercise in full of this Warrant by (B) the difference between the fair market value of a share of Common Stock and the Exercise Price then in effect) at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Net Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within five days following the Company's receipt of this Warrant together with the aforesaid written statement.

     (c) For purposes of this Section, fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall be determined in accordance with Section 3 of this Warrant.

     12. Amendments. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of Holder.

     13. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

     14. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

     15. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed as follows:

     (a) if to Holder, to Deutsche Bank Securities, Inc., One South Street, Baltimore, Maryland 21202, Attention: Donald Notman, or

     (b) if to the Company, to Screaming Media.Net, Inc., 601 West 26th Street, 13th Floor, New York, New York 10001, Attention: Alan Ellman, or at such other address as to the Company shall have furnished to the Holder in writing.

     IN WITNESS WHEREOF, Screaming Media.Net, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated as of June 7, 1999                SCREAMING MEDIA.NET, INC.


                                        By: /s/ Alan S. Ellman
                                           -------------------------------
                                        Name:  Alan S. Ellman
                                        Title: President

                                 PURCHASE FORM

                                                                 Dated_______


     The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing_______shares of Common Stock of Screaming Media.Net, Inc. and hereby makes payment of $______, in cash, in payment of the exercise price thereof.

     [The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing_______shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to_____, and to retain from the proceeds of such sale $______, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.]



                                  ------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name:
     ----------------------------------------------------------
              (Please type or print in block letters)

Address:
        -------------------------------------------------------

Signature:
          -----------------------------------------------------

                                ASSIGNMENT FORM


FOR VALUE RECEIVED,                                          hereby sells,
                   ------------------------------------------
assigns and transfers unto


Name:
     --------------------------------------------------------------------

                    (Please type or print in block letters)

Address:
        -----------------------------------------------------------------


the right to purchase Common Stock of Screaming Media.Net, Inc. (the
"Company"), represented by this Warrant to the extent of         shares as
                                                        ---------
to which such right is exercisable and does hereby irrevocably constitute and
appoint                      as Attorney, to transfer the same on the books of
       ----------------------
the Company with full power of substitution in the premises.



Date:
     -----------


Signature:
          -------------------------